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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2006

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                    000-32955                 04-3557612
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
    (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

APPROVAL OF STOCK OPTION PLAN

At the Annual Meeting of Shareholders of LSB Corporation (the "Company" or "Registrant"), held May 2, 2006, the shareholders ratified and approved the LSB Corporation 2006 Stock Option and Incentive Plan (the "2006 Plan" or the "Plan") previously approved by the Board of Directors, a copy of which was filed as Exhibit A to the Company's definitive proxy statement filed with the Securities and Exchange Commission ("SEC" or the "Commission") on March 28, 2006 (the "Proxy Statement"). The following description of the 2006 Plan is qualified in its entirety by reference to the text of the 2006 Plan set forth as Exhibit A to the Proxy Statement, which is incorporated by reference herein as Exhibit 10.1.

The Company has reserved 400,000 shares of its common stock for issuance under the 2006 Plan, of which no more than 100,000 shares may be issued in the form of Restricted Stock Awards, subject to adjustment for stock splits, stock dividends and similar events. The 2006 Plan provides for issuance of Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code (the "Code"), to officers and other full-time employees of the Company or its Subsidiaries including members of the Board of Directors who are also employees of the Company or its Subsidiaries. The 2006 Plan also provides for the issuance of non-qualified stock options (together with Incentive Stock Options, collectively, "Stock Options") and awards of restricted shares of the Company's common stock ("Restricted Stock Awards") to officers and employees of the Company or its Subsidiaries and to directors of the Company or its Subsidiaries, whether or not they are also employees. No Stock Options or Restricted Stock may be awarded to any person who at the time of such award beneficially owns 10% or more of the Company's outstanding common stock. The 2006 Plan is administered by an Option Committee, consisting of not less than three members of the Company's Board of Directors who are considered "independent" as defined in the Nasdaq Stock Market Independence Rules. The Option Committee has the power and authority to grant Stock Options and Restricted Stock Awards (collectively "Awards") under the 2006 Plan, to select the persons to whom Awards will be made, to determine the time of grant and the number of shares of stock to covered by each Award, to determine the period within which options may be exercised, whether an option is an incentive stock option or a non-qualified stock option, the purchase price, vesting period, any restrictions or performance criteria that apply to an Award of Restricted Stock, and any other terms and conditions of Awards granted under the Plan.

The price to be paid for shares of common stock upon the exercise of Stock Options granted under the 2006 Plan may not be less than the fair market value of the shares on the date the option is granted. The purchase price of shares of Restricted Stock is determined by the Option Committee in its discretion. No option granted under the Plan may be exercisable more than ten years from the date of grant. The option price may be paid entirely in cash or by tendering unrestricted whole shares of the Company's common stock plus cash having a fair market value equal to the cash exercise price, or by

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a cashless exercise procedure approved by the Option Committee and permitted by law. In the event of a "Change in Control" of the Company, defined in the 2006 Plan to include any event which the Company would be required to report as a change in control in a current report on Form 8-K as prescribed by applicable regulations of the SEC under the Securities Exchange Act of 1934, or the acquisition, by any person, of shares of the Company's securities representing 25% or more of the total number of votes that may be cast for the election of Directors of the Company, in either case, without the prior consent of at least two-thirds vote of all of the members of the Company's Board of Directors then in office, all options outstanding as of the date of such Change in Control shall become immediately exercisable; provided, however, that no optionee shall be entitled to receive any compensation or other amounts pursuant to the Plan resulting from a Change in Control which, with respect to such optionee, either separately or together with any other compensation or payments, would constitute an "excess parachute payment" as defined for purposes of Section 280G of the Code. In such event, the optionee would have the right to designate which portions or components of compensation would be reduced or eliminated to preclude any such "excess parachute payment."

For a further description of the Plan, the reader is referred to the description of the Plan in the Proxy Statement, which is incorporated by reference herein.

STOCK OPTION GRANTS

As of the date of this Report, no grants of Stock Options have been made under the 2006 Plan.

RESTRICTED STOCK AWARDS

As of the date of this Report, no awards of Restricted Stock have been made under the 2006 Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  The following exhibits are filed or furnished with this Report:

   10.1 LSB Corporation 2006 Stock Option and Incentive Plan (included as Exhibit A to the Registrant's definitive proxy statement as filed with the Commission on March 28, 2006 and incorporated by reference herein)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2006


                           LSB CORPORATION


                   By: /s/ Gerald T. Mulligan
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                       Gerald T. Mulligan, President
                       Chief Executive Officer

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EXHIBIT INDEX


Exhibit No.                        Description
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   10.1        LSB Corporation 2006 Stock Option and Incentive Plan (included as
               Exhibit A to the Registrant's definitive proxy statement as filed with the Commission on March 28, 2006 and incorporated by reference herein)